Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

April 25, 2022

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust (the "Trust" or "AST"):

•  AST Jennison Large-Cap Growth Portfolio (the "Jennison Portfolio")

•  AST Loomis Sayles Large-Cap Growth Portfolio (the "Loomis Portfolio")

•  AST MFS Growth Portfolio (the "MFS Portfolio")

You are cordially invited to a Special Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolio(s) listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") for which you own shares. The Meetings are scheduled to be held on May 31, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST Jennison Large-Cap Growth Portfolio	9:30 a.m. Eastern time
AST Loomis Sayles Large-Cap Growth Portfolio	9:45 a.m. Eastern time
AST MFS Growth Portfolio	10:00 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://www.viewproxy.com/pru/Annuity/broadridgevsm/.

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio will be separately asked to approve or disapprove a Plan of Reorganization of the relevant Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolios' assets to the AST T. Rowe Price Large-Cap Growth Portfolio (the "Acquiring Portfolio") of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolios' liabilities, and (ii) the Acquiring Portfolio's issuance to each Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

If the Plan is approved and the Reorganizations are completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the applicable Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about June 13, 2022.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning (as that term is defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The Board of Trustees of the Trust (the "Board") has approved each Reorganization and recommends that you vote "FOR" the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. Based on information available, assuming each of the Reorganizations had been in effect for the one-year period ended December 31, 2021 (net assets are adjusted for anticipated fund-of-fund reallocations), as indicated below, the Reorganizations are expected to benefit shareholders for several reasons, including that:

•  The investment objectives of the Jennison Portfolio and the Combined Portfolio will be the same, and the investment objectives of the Loomis Portfolio, the MFS Portfolio and the Acquiring Portfolio are substantially similar. In addition, the principal investment strategies of the Target Portfolios and Combined Portfolio are

substantially similar in that each of the Target Portfolios and the Combined Portfolio normally invests predominantly in large-cap companies in order to seek maximum growth in capital;(1)

•  Contingent on approval of the Reorganization, the Combined Portfolio will be larger than each of the Target Portfolios(2) with an estimated $6,755 million based on net assets as of December 31, 2021. This amount of net assets includes the expected fund-of-fund reallocation;

•  The contractual investment management fee rate for the Combined Portfolio is lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rate for the Combined Portfolio is lower than the effective investment management fee rate for each of the Target Portfolios(3);

•  The total net operating expense ratio for each of the Target Portfolios is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganizations had been in effect for the one-year period ended December 31, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $1.1 million for the Jennison Portfolio, approximately $0.6 million for the Loomis Portfolio and approximately $1.0 million for the MFS Portfolio. Such annualized estimated Target Portfolio shareholder savings from the Reorganizations totals approximately $2.7 million, based on portfolio assets for a one-year period, based on net assets as of December 31, 2021 (net assets are adjusted for anticipated fund-of-fund reallocations).

The following pages include important information on the proposed Reorganizations in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to May 31, 2022. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, ClearBridge Investments, LLC, Jennison Associates LLC, and Massachusetts Financial Services Company will serve as subadvisers to the Acquiring Portfolio alongside T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price has served as the subadviser to the Acquiring Portfolio since December 5, 2005. In addition, effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio's investment objective will change to seek long-term capital and it will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning."

(2)  The net assets as of December 31, 2021 for the Target Portfolios is as follows, Jennison Portfolio $994 million, Loomis Portfolio $1,634 million, MFS Portfolio $1,156 million, Acquiring Portfolio $2,783 million, and $188 million of fund-of-fund reallocations into the Combined Portfolio.

(3)  Gross management fee and management fee net of waiver for each Target Portfolio: Jennison Portfolio: 0.71% (gross) and 0.70% (net); Loomis Portfolio: 0.71% (gross) and 0.65% (net); MFS Portfolio: 0.71% (gross) and 0.69% (net).

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•  AST Jennison Large-Cap Growth Portfolio (the "Jennison Portfolio")

•  AST Loomis Sayles Large-Cap Growth Portfolio (the "Loomis Portfolio")

•  AST MFS Growth Portfolio (the "MFS Portfolio")

Each portfolio listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") is a series of the Advanced Series Trust (the "Trust" or "AST"). Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of each of the Target Portfolios into the AST T. Rowe Price Large-Cap Growth Portfolio (the "Acquiring Portfolio"), which is a series of the Trust. Each of the proposals is recommended by PGIM Investments LLC and AST Investment Services, Inc., which serve as the investment managers to the Target Portfolios and the Acquiring Portfolio, and has been approved by the Board of Trustees of AST (the "Board"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. As noted below, the contractual investment management fee rate for the Combined Portfolio is lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rate for the Combined Portfolio is lower than the effective investment management fee rate for each of the Target Portfolios.(1) If each Reorganization is approved, it is expected that the total net operating expense ratio of the Combined Portfolio will be lower than the total net operating expense ratio of the Target Portfolios through June 30, 2023, meaning that shareholders of the Target Portfolios will see a reduction in the operating expenses that they pay for that period. Thereafter, the total net operating expense ratio of the Combined Portfolio could increase. As a result, it is expected that each Target Portfolio's shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses, including the "Annual Portfolio Operating Expenses" in the Combined Portfolio Summary, which details fees for each Target Portfolio.

Q4. HOW WILL THE REORGANIZATIONS BENEFIT SHAREHOLDERS?

A. Based on information available, assuming each of the Reorganizations had been in effect for the one-year period ended December 31, 2021 (net assets are adjusted for anticipated fund-of-fund reallocations), as indicated below, the Reorganizations are expected to benefit shareholders for several reasons, including that:

•  The investment objectives of the Jennison Portfolio and the Combined Portfolio are the same, and the investment objectives of the Loomis Portfolio, the MFS Portfolio and the Acquiring Portfolio are substantially similar. In addition, the principal investment strategies of the Target Portfolios and Combined Portfolio are substantially similar in that each of the Target Portfolios and the Combined Portfolio normally invests predominantly in large-cap companies in order to seek maximum growth in capital;(2)

(1)  Gross management fee and management fee net of waiver for each Target Portfolio: Jennison Portfolio: 0.71% (gross) and 0.70% (net); Loomis Portfolio: 0.71% (gross) and 0.65% (net); and MFS Portfolio: 0.71% (gross) and 0.69% (net).

(2)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, ClearBridge Investments, LLC, Jennison Associates LLC, and Massachusetts Financial Services Company will serve as subadvisers to the Acquiring Portfolio alongside T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price has served as the subadviser to the Acquiring Portfolio since December 5, 2005. In addition, effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio's investment objective will change to seek long-term growth of capital and the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning."

•  Contingent on approval of the Reorganization, the Combined Portfolio will be larger than each of the Target Portfolios(3) with an estimated $6,755 million based on net assets as of December 31, 2021. This amount of net assets includes the expected fund-of-fund reallocation;

•  The contractual investment management fee rate for the Combined Portfolio is lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rate for the Combined Portfolio is lower than the effective investment management fee rate for each of the Target Portfolios;(1)

•  The total net operating expense ratio for each of the Target Portfolios is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended December 31, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio;

•  The annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $1.1 million for the Jennison Portfolio, approximately $0.6 million for the Loomis Portfolio and approximately $1.0 million for the MFS Portfolio. Such annualized estimated Target Portfolio shareholder savings from the Reorganizations totals approximately $2.7 million, based on portfolio assets for a one-year period, based on net assets as of December 31, 2021 (net assets are adjusted for anticipated fund-of-fund reallocations); and

•  The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures

Please read pages 5-25 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS' CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. The Acquiring Portfolio's investment objective will change to seek long-term growth of capital. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio's investment objective and strategies, in effect as of the date of the Reorganizations. It is expected that approximately 25% of the securities of the Target Portfolios will be sold in connection with the Reorganization and Repositioning, as further discussed below in "Information About The Reorganizations".

Please read pages 26-68 of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio's investment objective, strategies and policies.

Q6. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSALS?

A. Yes. The Board has approved each of the proposals and unanimously recommends that you vote in favor of the proposals.

See pages 5-25 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy

(3)  The net assets as of December 31, 2021 for the Target Portfolios is as follows, Jennison Portfolio $994 million, Loomis Portfolio $1,634 million, MFS Portfolio $1,156 million, Acquiring Portfolio $2,783 million, and $188 million of fund-of-fund reallocations into the Combined Portfolio.

Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. These costs are expected to be approximately $130,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that substantially all of the transaction costs of the Reorganization will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio. To the extent that derivatives and similar holdings may be sold/repositioned prior to the Reorganizations because they cannot be effectively transferred, the reference to "transacting portfolio" refers to the relevant Target Portfolio. To the extent that any Repositioning will be done post-Reorganization, the reference to "transacting portfolio" refers to the Combined Portfolio. The transaction costs that will be paid by the transacting portfolio is expected to be approximately $175,000 (0.3 basis points).

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is March 4, 2022. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q9. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a "Meeting and collectively, the "Meetings") are scheduled to take place on May 31, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST Jennison Large-Cap Growth Portfolio	9:30 a.m. Eastern time
AST Loomis Sayles Large-Cap Growth Portfolio	9:45 a.m. Eastern time
AST MFS Growth Portfolio	10:00 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://www.viewproxy.com/pru/Annuity/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting via remote communication at https://www.viewproxy.com/pru/Annuity/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to go into effect on or about June 13, 2022.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolios during the period within 60 days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations).

AST JENNISON LARGE-CAP GROWTH PORTFOLIO
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO,
AST MFS GROWTH PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON MAY 31, 2022

To the Shareholders of AST Jennison Large-Cap Growth Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio, and AST MFS Growth Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust" or "AST"), will be held on May 31, 2022, at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST Jennison Large-Cap Growth Portfolio	Jennison Portfolio	9:30 a.m. Eastern time
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis Portfolio	9:45 a.m. Eastern time
AST MFS Growth Portfolio	MFS Portfolio	10:00 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://www.viewproxy.com/pru/Annuity/broadridgevsm/.

The purposes of the Meetings are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of each Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolios into the AST T. Rowe Price Large-Cap Growth Portfolio (the "Acquiring Portfolio"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposals.

II.  To transact such other business as may properly come before the Meetings or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on March 4, 2022, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of the Target Portfolios at the close of business on that date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

COMBINED PROXY STATEMENT
for
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
AST MFS GROWTH PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST

Dated April 25, 2022

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of AST Jennison Large-Cap Growth Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio and AST MFS Growth Portfolio into AST T. Rowe Price Large-Cap Growth Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust" or "AST"). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of each Target Portfolio into the AST T. Rowe Price Large-Cap Growth Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a series of the Trust.

Target Portfolio	Referred to Herein As
AST Jennison Large-Cap Growth Portfolio	Jennison Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis Portfolio
AST MFS Growth Portfolio	MFS Portfolio

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The Meetings will be held on May 31, 2022, at the times indicated below:

Target Portfolio	Meeting Time
AST Jennison Large-Cap Growth Portfolio	9:30 a.m. Eastern time
AST Loomis Sayles Large-Cap Growth Portfolio	9:45 a.m. Eastern time
AST MFS Growth Portfolio	10:00 a.m. Eastern time

The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolios and has fixed the close of business on March 4, 2022 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about April 29, 2022.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning (as that term is defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The investment objective of the Acquiring Portfolio will change in connection with the Reorganization, as reflected in the table below. The investment objective of the Target Portfolios and the Acquiring Portfolio are substantially similar, and the investment objective of the Combined Portfolio will be the same as that of the Jennison Portfolio, and the investment objectives of the Loomis Portfolio, MFS Portfolio and Combined Portfolio are substantially similar. The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST Jennison Large-Cap Growth Portfolio	to seek long-term growth of capital
AST Loomis Sayles Large-Cap Growth Portfolio	to seek capital growth. Income is not an investment objective and any income realized on the Loomis Portfolio's investments, therefore, will be incidental to the Loomis Portfolio's objective
AST MFS Growth Portfolio	to seek long-term growth of capital and future, rather than current, income
Acquiring Portfolio Name	Investment Objective
AST T. Rowe Price Large-Cap Growth Portfolio(3)

to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth

AST Large-Cap Growth Portfolio(3)	to seek long-term growth of capital

(3)  In connection with the Repositioning and Reorganization, the Acquiring Portfolio's investment objective will change to seek long-term growth of capital. In addition, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 26, 2021, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

•  Supplement to the Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated January 28, 2022, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962, dated April 26, 2021 (the "SAI"), or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolios, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
5	AST Jennison Large-Cap Growth Portfolio Summary
9	AST Loomis Sayles Large-Cap Growth Portfolio Summary
13	AST MFS Growth Portfolio Summary
17	Combined Portfolio Summary
22	Information About the Reorganizations
26	Comparison of Jennison Portfolio and Acquiring Portfolio
41	Comparison of Loomis Portfolio and Acquiring Portfolio
55	Comparison of MFS Portfolio and Acquiring Portfolio
69	Comparison of the Target Portfolios, Acquiring Portfolio and Combined Portfolio
69	Management of the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio
75	Voting Information
76	Additional Information About the Target Portfolio and the Acquiring Portfolio
77	Principal Holders of Shares
80	Financial Highlights

AST JENNISON LARGE-CAP GROWTH PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Jennison Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Jennison Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") serves as investment managers of the Jennison Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the Jennison Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The Jennison Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Jennison Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Jennison Large-Cap Growth Portfolio	Jennison Associates LLC ("Jennison")
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc. ("T. Rowe Price")
Combined Portfolio	ClearBridge Investments, LLC ("ClearBridge"), Jennison, Massachusetts Financial Services Company ("MFS"), and T. Rowe Price(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. The Acquiring Portfolio's investment objective will change to seek long-term growth of capital. In addition, effective on such date, the Acquiring will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Jennison Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objective of the Jennison Portfolio is to seek long-term growth of capital. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth. While the investment objective of the Acquiring Portfolio is therefore different from the investment objective of the Jennison Portfolio, the investment objectives of the Jennison Portfolio and

Combined Portfolio will be the same, as the Acquiring Portfolio's investment objective will change to seek long-term growth of capital, which is the same investment objective as the Jennison Portfolio. The investment objectives of the Jennison Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Jennison Portfolio and the Acquiring Portfolio also have substantially similar principal investment strategies. The Jennison Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers ClearBridge, Jennison, MFS, and T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the Jennison Portfolio and the Acquiring Portfolio are substantially similar with the exception of the focus risk applicable to the Jennison Portfolio. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, foreign investment risk, investment style risk, large company risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Jennison Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Jennison Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the Jennison Portfolio; and the effective and the contractual investment management fee rate for the Combined Portfolio are expected to be lower than that of the Jennison Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 13, 2022, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is lower than the annualized total net operating expense ratio of the Jennison Portfolio. This means that the Jennison Portfolio shareholders may benefit from a reduced total net operating expense ratio through June 30, 2023. Thereafter, the total net operating expense ratio of the Combined Portfolio could increase.

The following table describes the fees and expenses that owners of certain annuity contracts (the "Contracts") may pay if they invest in the Jennison Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Jennison Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Jennison Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of December 31, 2021)(1)
(expenses that are deducted from Portfolio assets)

	Jennison Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.71%		0.67%		0.65%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.03%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	0.99%		0.93%		0.91%
Fee Waiver and/or Expense Reimbursement	-0.01	%(2)	-0.05	%(3)	-0.04	%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%		0.88%		0.87%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. The Acquiring Portfolio's investment objective will change to seek long-term growth of capital. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

(2)  Effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Jennison Portfolio so that the Jennison Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Jennison Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Jennison Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Expenses waived/reimbursed by the Manager for the Jennison Portfolio will not be recouped once the Reorganization is complete. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waiver 0.0473% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.87% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Jennison Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, whether or not you hold or redeem your shares, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Jennison Portfolio(1)	$100	$314	$546	$1,212
Acquiring Portfolio(1)	$90	$291	$510	$1,138
Combined Portfolio (Pro Forma Surviving)(1)	$89	$286	$500	$1,116

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2021)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the Jennison Portfolio's turnover rate was 42% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 16% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Jennison Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Jennison Portfolio's assets are transferred to the Acquiring Portfolio and the Jennison Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Jennison Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Jennison Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Jennison Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Jennison Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Loomis Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Loomis Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as investment managers of the Loomis Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the Loomis Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The Loomis Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Loomis Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis, Sayles & Company, L.P. ("Loomis Sayles")
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price
Combined Portfolio	ClearBridge, Jennison, MFS, and T. Rowe Price(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. The Acquiring Portfolio's investment objective will change to seek long-term growth of capital. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Loomis Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Loomis Portfolio, Acquiring Portfolio and Combined Portfolio are similar. The investment objective of the Loomis Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Loomis Portfolio's investments, therefore, will be incidental to the Loomis Portfolio's objective. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth. The investment objective of the Combined Portfolio will be to seek long-term growth of capital, as the Acquiring Portfolio's investment objective is changing in connection with the Reorganization. The investment objectives of the Loomis Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Loomis Portfolio and the Acquiring Portfolio also have substantially similar principal investment strategies. The Loomis Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies that are selected for their growth potential. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers ClearBridge, Jennison, MFS, and T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the Loomis Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, foreign investment risk, investment style risk, large company risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the Loomis Portfolio, but not the Acquiring Portfolio, is subject to focus risk as a principal risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Loomis Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Loomis Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the Loomis Portfolio; and the effective and the contractual investment management fee rate for the Combined Portfolio are expected to be lower than that of the Loomis Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 13, 2022, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is lower than the annualized total net operating expense ratio of the Loomis Portfolio. This means that the Loomis Portfolio shareholders may benefit from a reduced total net expense operating ratio through June 30, 2023. Thereafter, the total net operating expense ratio of the Combined Portfolio could increase.

The following table describes the fees and expenses that owners of certain annuity contracts (the "Contracts") may pay if they invest in the Loomis Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Loomis Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Loomis Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of December 31, 2021)(1)
(expenses that are deducted from Portfolio assets)

	Loomis Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.71%		0.67%		0.65%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.01%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	0.97%		0.93%		0.91%
Fee Waiver and/or Expense Reimbursement	-0.06	%(2)	-0.05	%(3)	-0.04	%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%		0.88%		0.87%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

(2)  The Manager has contractually agreed to waive 0.06% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Loomis Portfolio so that the Loomis Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Loomis Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.91% of the Loomis Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Expenses waived/reimbursed by the Manager for the Loomis Portfolio will not be recouped once the Reorganization is complete. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waiver 0.0473% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.87% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Loomis Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, whether or not you hold or redeem your shares, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Loomis Portfolio(1)	$93	$303	$530	$1,184
Acquiring Portfolio(1)	$90	$291	$510	$1,138
Combined Portfolio (Pro Forma Surviving)(1)	$89	$286	$500	$1,116

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2021)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the Loomis Sayles Portfolio's turnover rate was 4% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 16% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Loomis Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Loomis Portfolio's assets are transferred to the Acquiring Portfolio and the Loomis Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Loomis Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Loomis Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Loomis Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Loomis Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST MFS GROWTH PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the MFS Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the MFS Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as investment managers of the MFS Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the MFS Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The MFS Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The MFS Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST MFS Growth Portfolio	MFS
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price
Combined Portfolio	ClearBridge, Jennison, MFS, and T. Rowe Price(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the MFS Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the MFS Portfolio, Acquiring Portfolio and Combined Portfolio are similar. The investment objective of the MFS Portfolio is to seek long-term growth of capital and future, rather than current, income. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth. The investment objective of the Combined Portfolio will be to seek long-term growth of capital, as the Acquiring Portfolio's investment objective is changing in connection with the Reorganization. The investment objectives of the MFS Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The MFS Portfolio and the Acquiring Portfolio also have substantially similar principal investment strategies. The MFS Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers ClearBridge, Jennison, MFS, and T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the MFS Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, foreign investment risk, investment style risk, large company risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the MFS Portfolio, but not the Acquiring Portfolio, is subject to focus risk as a principal risk and the Acquiring Portfolio, but not the MFS Portfolio, is subject to derivatives risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the MFS Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the MFS Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the MFS Portfolio; and the effective and the contractual investment management fee rate for the Combined Portfolio are expected to be lower than that of the MFS Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on June 13, 2022, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense operating ratio of the Combined Portfolio is lower than the annualized total net operating expense ratio of the MFS Portfolio. This means that the MFS Portfolio shareholders may benefit from a reduced total net operating expense ratio through June 30, 2023. Thereafter, the total net operating expense ratio of the Combined Portfolio could increase.

The following table describes the fees and expenses that owners of certain annuity contracts (the "Contracts") may pay if they invest in the MFS Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the MFS Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of December 31, 2021)(1)
(expenses that are deducted from Portfolio assets)

	MFS Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.71%		0.67%		0.65%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.02%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	0.98%		0.93%		0.91%
Fee Waiver and/or Expense Reimbursement	-0.02	%(2)	-0.05	%(3)	-0.04	%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%		0.88%		0.87%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio.".

(2)  The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the MFS Portfolio so that the MFS Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other MFS Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.96% of the MFS Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Expenses waived/reimbursed by the Manager for the MFS Portfolio will not be recouped once the Reorganization is complete. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waiver 0.0473% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.87% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the MFS Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, whether or not you hold or redeem your shares, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
MFS Portfolio(1)	$98	$310	$540	$1,200
Acquiring Portfolio(1)	$90	$291	$510	$1,138
Combined Portfolio (Pro Forma Surviving)(1)	$89	$286	$500	$1,116

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2021)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the MFS Portfolio's turnover rate was 15% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 16% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the MFS Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the MFS Portfolio's assets are transferred to the Acquiring Portfolio and the MFS Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the MFS Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the MFS Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the MFS Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the MFS Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement is approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as the sole investment managers of the Target Portfolios and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant

Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Jennison Large-Cap Growth Portfolio	Jennison
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis Sayles
AST MFS Growth Portfolio	MFS
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price
Combined Portfolio	ClearBridge, Jennison, MFS, and T. Rowe Price(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganization.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the Target Portfolios. The rate paid by the Combined Portfolio is expected to be lower than the rate paid by each of the Target Portfolios because the Combined Portfolio will have more net assets. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements.

Assuming completion of the Reorganization on June 13, 2022, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is lower than the annualized total net operating expense ratio of the Target Portfolios. This means that Target Portfolio shareholders may benefit from a reduced total net operating expense ratio, through June 30, 2023. Thereafter, the total net operating expense ratio of the Combined Portfolio could increase.

As discussed earlier in this Prospectus/Proxy Statement, the Repositioning and each proposed Reorganization are contingent on shareholder approval of each other Reorganization.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after all of the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Jennison Portfolio	Loomis Portfolio	MFS Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*	NA*

*  Because shares of each of the Target Portfolios and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of December 31, 2021)(1)
(expenses that are deducted from Portfolio assets)

	Jennison Portfolio		Loomis Portfolio		MFS Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.71%		0.71%		0.71%		0.67%		0.65%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%		0.25%		0.25%
Other Expenses	0.03%		0.01%		0.02%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	0.99%		0.97%		0.98%		0.93%		0.91%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(2)	(0.06	)%(3)	(0.02	)%(4)	(0.05	)%(5)	(0.04	)%(6)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%		0.91%		0.96%		0.88%		0.87%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be which involves adding ClearBridge, Jennison, and MFS as new subadvisers to the Acquiring Portfolio, and changing the Acquiring Portfolio's investment objective and principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio.".

(2)  Effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Jennison Portfolio so that the Jennison Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Jennison Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Jennison Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Expenses waived/reimbursed by the Manager for the Jennison Portfolio will not be recouped once the Reorganization is complete. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waive 0.06% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Loomis Portfolio so that the Loomis Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Loomis Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.91% of the Loomis Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Expenses waived/reimbursed by the Manager for the Loomis Portfolio will may not be recouped once the Reorganization is complete. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the MFS Portfolio so that the MFS Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other MFS Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.96% of the MFS Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Expenses waived/reimbursed by the Manager for the MFS Portfolio will not be recouped once the Reorganization is complete. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustee.

(5)  The Manager has contractually agreed to waiver 0.0473% of its investment management fee through June 30, 2022. In addition, effective June 5, 2021, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(6)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.87% of the Combined Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, whether or not you hold or redeem your shares, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Jennison Portfolio(1)	$100	$314	$546	$1,212
Loomis Portfolio(1)	$93	$303	$530	$1,184
MFS Portfolio(1)	$98	$310	$540	$1,200
Acquiring Portfolio(1)	$90	$291	$510	$1,138
Combined Portfolio (Pro Forma Surviving)(1)	$89	$286	$500	$1,116

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2021)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the Jennison Portfolio's turnover rate was 42% of the average value of its portfolio, the Loomis Portfolio's turnover rate was 4% of the average value of its portfolio, the MFS Portfolio's turnover rate was 15% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 16% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganizations

Assuming completion of the Reorganizations, shareholders of the Target Portfolios will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time of each Target Portfolio's assets are transferred to the Acquiring Portfolio and each of the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolios will be liquidated and dissolved. As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

The Target Portfolios and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolios, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations for the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganizations

Based on a recommendation of the Manager of the Target Portfolios, the Board, including the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the "Independent Trustees"), has unanimously approved the Reorganizations. The Manager is recommending the Reorganization because it would offer Target Portfolio shareholders exposure to multiple subadvisers, with the goal of providing improved risk-adjusted performance. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolios approve the Reorganizations. The Board also unanimously determined that the Reorganizations would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganizations.

The Reorganizations are expected to benefit shareholders for several reasons, including that:

•  The investment objectives of the Jennison Portfolio and the Combined Portfolio are the same, and the investment objectives of the Loomis Portfolio, the MFS Portfolio and the Acquiring Portfolio are similar. In addition, the principal investment strategies of the Target Portfolios and Combined Portfolio are similar in that each of the Target Portfolios and the Combined Portfolio normally invests predominantly in large-cap companies in order to seek maximum growth in capital;(1)

•  Contingent on approval of the Reorganization, the Combined Portfolio will be larger than each of the Target Portfolios(2) with an estimated $6,755 million based on net assets as of December 31, 2021. This amount of net assets includes the expected fund-of-fund reallocation;

•  The contractual investment management fee rate for the Combined Portfolio is lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rate for the Combined Portfolio is lower than the effective investment management fee rate for each of the Target Portfolios;(3)

•  The total net operating expense ratio for each of the Target Portfolios is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended December 31, 2021, is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately approximately $1.1 million for the Jennison Portfolio, approximately $0.6 million for the Loomis Portfolio and approximately $1.0 million for the MFS Portfolio. Such annualized estimated Target Portfolio shareholder savings from the Reorganizations totals approximately $2.7 million, based on portfolio assets for a one-year period, based on net assets as of December 31, 2021 (net assets are adjusted for anticipated fund-of-fund reallocations).

(1)  Effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, ClearBridge Investments, LLC, Jennison Associates LLC, and Massachusetts Financial Services Company will serve as subadvisers to the Acquiring Portfolio alongside T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price has served as the subadviser to the Acquiring Portfolio since December 5, 2005. In addition, effective on the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio." The preceding actions collectively are referred to as the "Repositioning."

(2)  The net assets as of December 31, 2021 for the Target Portfolios is as follows, Jennison Portfolio $994 million, Loomis Portfolio $1,634 million, MFS Portfolio $1,156 million, Acquiring Portfolio $2,783 million, and $188 million of fund-of-fund reallocations into the Combined Portfolio.

(3)  Gross management fee and management fee net of waiver for each Target Portfolio: Jennison Portfolio: 0.71% (gross) and 0.70% (net); Loomis Portfolio: 0.71% (gross) and 0.65% (net); MFS Portfolio: 0.71% (gross) and 0.69% (net).

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganizations are not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganizations.

The Manager provided, and the Board considered, information regarding any potential adverse impact to shareholders as a result of the Reorganizations. In connection with the Reorganizations, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions, bid-ask spreads and market impact. The Manager currently expects that a majority of each Target Portfolio's assets are able to be transferred in-kind into the Acquiring Portfolio and that the majority of the transactions will be made by the Combined Portfolio after the Reorganizations. The Board considered that the Acquiring Portfolio and the Target Portfolios are currently managed by one sub-adviser each, and that if the Reorganizations are approved, the Combined Portfolio would be managed by several subadvisers under a multi-manager structure. The Board further considered that the Manager had coordinated with the subadvisers to determine the amount of portfolio securities that would need to be sold in connection with the Reorganization and Repositioning, and that the Manager had concluded that it estimated that approximately 25% of the Target Portfolios' securities would be sold. Any costs for transactions prior to the Reorganizations will be borne by the applicable Target Portfolio shareholders, and any costs for transactions after the Reorganizations will be borne by Combined Portfolio shareholders. Actual portfolio sales and purchases after the Reorganizations will depend on portfolio composition, market conditions and other factors at the time of the Reorganizations, and will be at the discretion of the Combined Portfolio's subadvisers—ClearBridge, Jennison, MFS, and T. Rowe Price. The extent to which the portfolio securities of the Target Portfolios will be maintained by the Combined Portfolio will be determined consistent with the Combined Portfolio's investment objective, strategies and policies. The Manager currently expects that there will be no transaction costs prior to the Reorganizations for the Jennison Portfolio, the Loomis Portfolio, the MFS Portfolio, and the Acquiring Portfolio. The Manager currently estimates that portfolio repositioning after the Reorganizations may result in the transaction costs (including brokerage commissions, bid-ask spreads and market impact) of approximately $175,000 (0.3 basis points) for the Combined Portfolio. Transaction costs may vary from these estimates.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of each of the Target Portfolios do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolios with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolios.

Closing of the Reorganizations

If shareholders of each of the Target Portfolios approve the Plan, the Reorganizations will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganizations to take place, which is presently expected to occur on or about June 13, 2022. This is called the "Closing Date." If the shareholders of the Target Portfolios do not approve the Plan, the Reorganizations will not take place for the Target Portfolios, and the Board will consider alternative courses of actions, as described above.

If the shareholders of each of the Target Portfolios approve the Plan, the Target Portfolios will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolios on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolios. The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganizations. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolios will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate net asset value equal to the assets delivered to the Target Portfolios. The stock transfer books of the Target Portfolios will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolios may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon each of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolios.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $130,000. Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that all or substantially all of the transaction costs of the Reorganizations will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio's income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganizations may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganizations."

Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio relating to the Reorganizations, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by each of the Target Portfolios of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolios, and the distribution of the Acquiring Portfolio Shares to the shareholders of the

Target Portfolios in complete liquidation of the Target Portfolios, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of each of the Target Portfolios should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by each of the Target Portfolios upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of each of the Target Portfolios. In addition, no gain or loss should be recognized by each of the Target Portfolios on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolios (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of each of the Target Portfolios in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolios.

5.  The Acquiring Portfolio's tax basis for the assets acquired from each of the Target Portfolios should be the same as the tax basis of these assets when held by the Target Portfolios immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolios.

6.  Each of the Target Portfolios shareholder's tax basis for the Acquiring Portfolio Shares to be received by the shareholders pursuant to the Reorganizations should be the same as its tax basis in the Target Portfolios shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganizations.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of each of the Target Portfolios should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolios should consult their tax advisors regarding the tax consequences to them of the Reorganizations in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

On the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment objective and investment strategies.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolios and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF JENNISON PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Jennison Portfolio and Combined Portfolio will be the same, as the Acquiring Portfolio's investment objective will change to seek long-term growth of capital, which is the same investment objective as the Jennison Portfolio. The investment objectives of the Jennison Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Jennison Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers ClearBridge, Jennison, MFS, and T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

	Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Jennison Portfolio is to seek long-term growth of capital.

The investment objective of the Acquiring Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.

The investment objective of the Combined Portfolio is to seek long-term growth of capital.
Principal Investment Strategies:

The Jennison Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the equity and equity-related securities of large-capitalization companies. For purposes of this 80% policy, the Jennison Portfolio defines large-capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.
A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Acquiring Portfolio will not	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.
A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Combined Portfolio will not

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
market capitalization of the Russell 1000® Index. As of February 28, 2022, the Russell 1000® Index had a median market capitalization of approximately $14.3 billion, and the largest company by market capitalization was approximately $2.70 trillion. The size of the companies in the Russell 1000® Index will change with market conditions. Securities of companies whose market capitalizations no longer meet the definition of large capitalization companies after purchase by the Portfolio will still be considered to be large capitalization companies for purposes of Jennison Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in large capitalization companies.
Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for the Portfolio. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison's portfolio managers also focus on	automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
In pursuing its investment objective, the Acquiring Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Acquiring Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Acquiring Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Because the Acquiring Portfolio invests primarily in stocks, the Acquiring Portfolio is subject to the risks associated with stock investments, and the Acquiring Portfolio's share price therefore may fluctuate substantially. The Acquiring	automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadvisers generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
In pursuing its investment objective, the Combined Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Combined Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Combined Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Because the Combined Portfolio invests primarily in stocks, the Combined Portfolio is subject to the risks associated with stock investments, and the Combined Portfolio's share price therefore may fluctuate substantially. The Combined Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Combined Portfolio (for example, poor earnings, loss of major customers,

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, superior management and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. Given the subadviser's selection criteria and proclivity for fast growing companies, the Jennison Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions.
The Portfolio may invest in a limited number of industries or industry sectors.
In addition to using a growth investment style to invest in the common stocks of large companies for the Jennison Portfolio, Jennison also may use the following additional investment strategies to try to increase the investment returns of the Jennison Portfolio or to protect its assets if market conditions warrant.
• Preferred Stocks and Other Equity-Related Securities. In addition to common stocks, the Jennison Portfolio	Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Acquiring Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Acquiring Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Acquiring Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Acquiring Portfolio's share price. The Acquiring Portfolio may at times invest significantly in certain sectors, such as the technology sector.
Other Investments:
In addition to investing in equity securities, the Acquiring Portfolio also may:
• invest up to 20% of its net assets in convertible securities;
• invest up to 10% of its net assets in rights or warrants;
• invest up to 15% of its total assets in foreign securities;
• purchase and sell exchange-traded index options and stock index futures contracts; and
• write covered exchange-traded call and put options	availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Combined Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Combined Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Combined Portfolio's share price. The Combined Portfolio may at times invest significantly in certain sectors, such as the technology sector.
The Portfolio will be managed by: Jennison, MFS, T. Rowe Price and ClearBridge.
Jennison normally invests its segment of the Combined Portfolio's assets primarily in the equity and equity-related securities of large-capitalization companies.
Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for its segment of the Combined Portfolio. Securities in which Jennison invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio

may invest in preferred stocks and other equity-related securities of large companies. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes), structured notes (S-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form. Like common stocks, preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Equity-related securities include securities that may be converted into or exchanged for common stock or the cash value of common stock-known as convertible securities-like rights and on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
• invest in other investment companies.
The Acquiring Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.	than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Jennison segment of the Combined Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison's portfolio managers also focus on companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, superior management and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
MFS normally invests its segment of the Combined Portfolio's assets primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS focuses on investing its segment of the Combined Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
warrants. The Jennison Portfolio may also invest in ADRs and similar receipts or shares traded in US markets, which are certificates-usually issued by a US bank or trust company-that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in US dollars. The Jennison Portfolio considers ADRs and similar receipts to be equity-related securities. Other equity-related securities in which the Jennison Portfolio may invest include investments in various types of business ventures, including partnerships and joint ventures.
• Foreign Securities. The Jennison Portfolio may invest up to 30% of its total assets in foreign securities, including money market instruments, common stocks, preferred stocks, other equity-related securities, and debt obligations. The Jennison Portfolio does not consider ADRs, ADSs, or other similar receipts or shares traded in US markets to be foreign securities.
• Real Estate Investment Trusts. The Jennison Portfolio may invest the equity and/or debt securities of REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income-most of which comes from rents, mortgages	prices that are high relative to their earnings, dividends, book value, or other financial measures.
While MFS may invest its segment of the Combined Portfolio's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.
MFS may invest a portion of its segment of the Combined Portfolio's assets in foreign securities.
MFS normally invests its segment of the Combined Portfolio's assets across different industries and sectors, but MFS may invest a significant percentage of the Combined Portfolio's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Combined Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
and gains on sales of property to shareholders.
• Derivative Strategies. Jennison may use various derivative strategies to try to improve the Jennison Portfolio's returns. Jennison may also use hedging techniques to try to protect the Jennison Portfolio's assets. The Jennison Portfolio cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Portfolio will not lose money. A derivative is a financial instrument, the value of which depends upon, or is derived from, the value of an underlying asset, interest rate, or index. The use of derivatives-including, without limitation, futures, foreign currency forward contracts, options on futures and various types of swaps-involves costs and can be volatile. With derivatives, Jennison tries to predict if the underlying investment-a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. Jennison may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objectives. Jennison will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives Jennison may use may not match or offset the Jennison Portfolio's underlying positions and this could result in losses to the	and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
T. Rowe Price invests its segment of the Combined Portfolio primarily in common stocks of large-cap companies. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price will generally look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While the majority of the assets attributed to this investment category managed by T. Rowe Price will be invested in U.S. common stocks, assets may also be invested in foreign stocks. T. Rowe Price may also invest a portion of its segment of the Combined Portfolio in privately held companies and companies that only recently began to trade publicly.
In pursuing its investment objective, T. Rowe Price has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
Jennison Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.
• Futures Contracts and Related Options. The Jennison Portfolio may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.
• Swap Transactions. The Jennison Portfolio may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree	of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
ClearBridge invests its segment of the Combined Portfolio primarily in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The core holdings of the strategy are large-capitalization companies that the subadviser believes to be dominant in their industries due to product, distribution or service strength. The subadviser emphasizes individual security selection while diversifying the strategy's investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. The portfolio managers may sell a security if it no longer meets the strategy's investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.
ClearBridge will utilize its fundamental research analysts who, using their industry expertise, determine the

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.
• Swap Options. The Jennison Portfolio may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.
• Options on Securities and Financial Indexes. The Jennison Portfolio may purchase and sell put and call options on securities and financial indexes traded on US or foreign securities exchanges, on the NASDAQ Stock Market or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Jennison Portfolio will sell only covered options. For more information about the Jennison Portfolio's use of options, see the SAI.
• Options. The Jennison Portfolio may purchase and sell put and call options on debt securities, swaps, and currencies traded on US or foreign securities exchanges or in the over-the-counter	material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.
Other Investments:
In addition to investing in equity securities, the Combined Portfolio also may:
• invest up to 20% of its net assets in convertible securities;
• invest up to 10% of its net assets in rights or warrants;
• invest up to 15% of its total assets in foreign securities;
• purchase and sell exchange-traded index options and stock index futures contracts; and
• write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
• invest in other investment companies.
The Combined Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
market. An option gives the purchaser the right to buy or sell securities, swaps or such currencies in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, US government securities, foreign government securities, swaps and foreign currencies. The Jennison Portfolio will sell only covered options. Covered options are described in the SAI.
• Asset Segregation for Derivative Strategies. As an open-end management investment company registered with the SEC, the Jennison Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Jennison Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cashsettle," the Jennison Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Jennison Portfolio is permitted to set aside liquid assets in an amount equal to the Jennison Portfolio's daily marked-to-market (net) obligations, if any (i.e., the

Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
Jennison Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Jennison Portfolio will have the ability to employ leverage to a greater extent than if the Jennison Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policy of the Jennison Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
• Debt Obligations. Under normal circumstances, up to 20% of the Jennison Portfolio's total assets may be invested in debt obligations. The Jennison Portfolio will not invest in debt securities rated below investment grade. The Jennison Portfolio may invest in various types of debt obligations, including, without limitation: (i) US Government securities; (ii) certain debt obligations issued or guaranteed by the US Government and government-related entities, including mortgage-related securities; (iii) privately-issued mortgage-related and asset-backed securities; (iv) debt obligations of US corporate issuers; and (v) derivatives and synthetic instruments that have economic characteristics that are similar to these types of securities and obligations.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Jennison Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the Jennison Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes

Principal Risks	Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	Yes	No	No
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes

Principal Risks	Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Principal Risks	Jennison Portfolio	Acquiring Portfolio	Combined Portfolio
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of Jennison Portfolio

A number of factors, including risk, can affect how the Jennison Portfolio performs. The information below provides some indication of the risks of investing in the Jennison Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Jennison Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 34.77% (2nd Quarter of 2020) WORST QUARTER: -16.73% (4th Quarter of 2018)

Average Annual Total Returns (as of 12/31/21)

	1 YEAR	5 YEARS	10 YEARS
Jennison Portfolio	15.72%	25.86%	19.48%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 29.24% (2nd Quarter of 2020) WORST QUARTER: -13.74% (1st Quarter of 2020)

(1)  "Annual Returns," as presented, only reflect the performance of T. Rowe Price as the current subadviser to the Acquiring Portfolio. On or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment objective and investment strategies. In addition, effective on or about June 13, 2022, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Average Annual Total Returns (as of 12/31/21)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	17.11%	24.63%	20.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of T. Rowe Price as the current subadviser to the Acquiring Portfolio. On or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment objective and investment strategies. In addition, effective on or about June 13,2022, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Capitalizations of Jennison Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of December 31, 2021: (i) the capitalization of the Jennison Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Jennison Portfolio (audited)	Acquiring Portfolio (audited)	Adjustments			Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$994,273,635	$2,782,860,644	$			$3,777,134,279
Total shares outstanding	13,768,339	36,829,576		(609,609	)(a)	49,988,306
Net asset value per share	$72.21	$75.56	$			$75.56

(a)    Reflects the change in shares of the Jennison Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Jennison Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Jennison Portfolio immediately prior to the Reorganization.

COMPARISON OF LOOMIS PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Loomis Portfolio, Acquiring Portfolio and Combined Portfolio are similar. The investment objective of the Loomis Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Loomis Portfolio's investments, therefore, will be incidental to the Loomis Portfolio's objective. The investment objective of the Acquiring Portfolio is to seek to Seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth. The investment objective of the Combined Portfolio will be to seek long-term growth of capital, as the Acquiring Portfolio's investment objective is changing in connection with the Reorganization. The investment objectives of the Loomis Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Loomis Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies that are selected for their growth potential. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers ClearBridge, Jennison, MFS, and T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

	Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:

The investment objective of the Loomis Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Loomis Portfolio's investments, therefore, will be incidental to the Loomis Portfolio's objective.

The investment objective of the Acquiring Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.

The investment objective of the Combined Portfolio is to seek long-term growth of capital.
Principal Investment Strategies:	In pursuing its investment objective, the Loomis Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies that are selected for their growth potential. Large companies are defined as those companies within the market capitalization range of the Russell 1000® Growth Index.
Loomis Sayles employs a growth style of equity management that seeks to emphasize companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.
A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Acquiring Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.
A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Combined Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadvisers generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
in companies when they trade at a significant discount to the estimate of intrinsic value (i.e. companies with share prices trading significantly below what the portfolio manager believes the share price should be.). Loomis Sayles will consider selling a portfolio investment when it believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which it may deem appropriate. The Loomis Portfolio typically is comprised of 30-40 stocks.
The Loomis Portfolio will normally hold a core position of between 30 and 40 common stocks. The Loomis Portfolio may hold a limited number of additional common stocks at times when Loomis Sayles is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
Special Situations. The Loomis Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of Loomis Sayles, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the	As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
In pursuing its investment objective, the Acquiring Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Acquiring Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Acquiring Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Because the Acquiring Portfolio invests primarily in stocks, the Acquiring Portfolio is subject to the risks associated with stock investments, and the Acquiring Portfolio's share price therefore may fluctuate substantially. The Acquiring Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Acquiring Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Acquiring Portfolio's focus	In pursuing its investment objective, the Combined Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Combined Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Combined Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Because the Combined Portfolio invests primarily in stocks, the Combined Portfolio is subject to the risks associated with stock investments, and the Combined Portfolio's share price therefore may fluctuate substantially. The Combined Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Combined Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Combined Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Combined Portfolio invests in a smaller number of securities than many other

Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
event that the anticipated development does not occur or does not attract the expected attention.
Other Investments:
The Loomis Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Loomis Portfolio perceives an opportunity for capital growth from such securities. The Loomis Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.
The Loomis Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Loomis Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.
The Loomis Portfolio may invest in a limited number of industries or industry sectors.
Index/Structured Securities. The Loomis Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to	on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Acquiring Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Acquiring Portfolio's share price. The Acquiring Portfolio may at times invest significantly in certain sectors, such as the technology sector.
Other Investments:
In addition to investing in equity securities, the Acquiring Portfolio also may:
• invest up to 20% of its net assets in convertible securities;
• invest up to 10% of its net assets in rights or warrants;
• invest up to 15% of its total assets in foreign securities;
• purchase and sell exchange-traded index options and stock index futures contracts; and
• write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
• invest in other investment companies.
The Acquiring Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.	funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Combined Portfolio's share price. The Combined Portfolio may at times invest significantly in certain sectors, such as the technology sector.
The Portfolio will be managed by: Jennison, MFS, T. Rowe Price and ClearBridge.
Jennison normally invests its segment of the Combined Portfolio's assets primarily in the equity and equity-related securities of large-capitalization companies.
Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for its segment of the Combined Portfolio. Securities in which Jennison invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Jennison segment of the Combined Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison's portfolio managers also focus on companies experiencing some or all of the following: strong market position, improving profitability and

Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Loomis Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.
Futures, Options and Other Derivative Instruments. The Loomis Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products.
These instruments will be used primarily to hedge the Loomis Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Loomis Portfolio's income or otherwise enhancing return.	distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, superior management and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
MFS normally invests its segment of the Combined Portfolio's assets primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS focuses on investing its segment of the Combined Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
While MFS may invest its segment of the Combined Portfolio's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.
MFS may invest a portion of its segment of the Combined Portfolio's assets in foreign securities.

Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
MFS normally invests its segment of the Combined Portfolio's assets across different industries and sectors, but MFS may invest a significant percentage of the Combined Portfolio's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Combined Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
T. Rowe Price invests its segment of the Combined Portfolio primarily in common stocks of large-cap companies. As growth investors, T. Rowe Price believes that when a

Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price will generally look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While the majority of the assets attributed to this investment category managed by T. Rowe Price will be invested in U.S. common stocks, assets may also be invested in foreign stocks. T. Rowe Price may also invest a portion of its segment of the Combined Portfolio in privately held companies and companies that only recently began to trade publicly.
In pursuing its investment objective, T. Rowe Price has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
ClearBridge invests its segment of the Combined Portfolio primarily in equity securities or other instruments with similar economic characteristics of U.S. companies with large market

Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The core holdings of the strategy are large-capitalization companies that the subadviser believes to be dominant in their industries due to product, distribution or service strength. The subadviser emphasizes individual security selection while diversifying the strategy's investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. The portfolio managers may sell a security if it no longer meets the strategy's investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.
ClearBridge will utilize its fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly

Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.
Other Investments:
In addition to investing in equity securities, the Combined Portfolio also may:
• invest up to 20% of its net assets in convertible securities;
• invest up to 10% of its net assets in rights or warrants;
• invest up to 15% of its total assets in foreign securities;
• purchase and sell exchange-traded index options and stock index futures contracts; and
• write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
• invest in other investment companies.
The Combined Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Loomis Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the Loomis Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes

Principal Risks	Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	Yes	No	No
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	Yes	Yes	Yes

Principal Risks	Loomis Portfolio	Acquiring Portfolio	Combined Portfolio
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of Loomis Portfolio

A number of factors, including risk, can affect how the Loomis Portfolio performs. The information below provides some indication of the risks of investing in the Loomis Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Loomis Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 23.93% (2nd Quarter of 2020) WORST QUARTER: -11.88% (4th Quarter of 2018)

Average Annual Total Returns (as of 12/31/21)

	1 YEAR	5 YEARS	10 YEARS
Loomis Portfolio	18.36%	21.55%	17.99%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about June 13,2022, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 29.24% (2nd Quarter of 2020) WORST QUARTER: -13.74% (1st Quarter of 2020)

(1)  "Annual Returns," as presented, only reflect the performance of T. Rowe Price as the current subadviser to the Acquiring Portfolio. On or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment objective and investment strategies. In addition, effective on or about June 13, 2022, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Average Annual Total Returns (as of 12/31/21)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	17.11%	24.63%	20.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of T. Rowe Price as the current subadviser to the Acquiring Portfolio. On or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment objective and investment strategies. In addition, effective on or about June 13, 2022, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Capitalizations of Loomis Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of December 31, 2021: (i) the capitalization of the Loomis Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Loomis Portfolio (audited)	Acquiring Portfolio (audited)	Adjustments			Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$1,634,463,551	$2,782,860,644	$			$4,417,324,195
Total shares outstanding	16,427,752	36,829,576		5,203,581	(a)	58,460,909
Net asset value per share	$99.49	$75.56	$			$75.56

(a)    Reflects the change in shares of the Loomis Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Loomis Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Jennison Portfolio immediately prior to the Reorganization.

COMPARISON OF MFS PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the MFS Portfolio, Acquiring Portfolio and Combined Portfolio are similar. The investment objective of the MFS Portfolio is to seek long-term growth of capital and future, rather than current, income. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth. The investment objective of the Combined Portfolio will be to seek long-term growth of capital, as the Acquiring Portfolio's investment objective is changing in connection with the Reorganization. The investment objectives of the MFS Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The MFS Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers ClearBridge, Jennison, MFS, and T. Rowe Price, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

	MFS Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the MFS Portfolio is to seek long-term growth of capital and future, rather than current, income.

The investment objective of the Acquiring Portfolio is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality US companies that are judged likely to achieve superior earnings growth.

The investment objective of the Combined Portfolio is to seek long-term growth of capital.
Principal Investment Strategies:

In pursuing its investment objective, the MFS Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies.

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
MFS focuses on investing the MFS Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
While MFS may invest the MFS Portfolio's assets in securities of companies of any size, the MFS Portfolio primarily invests in securities of companies with large capitalizations.
MFS uses an active bottom-up investment approach to buying and selling investments for the MFS Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issue's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.
MFS normally invests the MFS Portfolio's assets across different industries and sectors, but MFS may at times invest a large percentage of the	A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Acquiring Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.
In pursuing its investment objective, the Acquiring Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Acquiring Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Acquiring Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.	A large company is defined as one whose market cap is larger than the median market cap of companies in the Russell 1000® Growth Index. The Combined Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization falls below this level. The Subadvisers generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.
In pursuing its investment objective, the Combined Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Combined Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Combined Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
Because the Combined Portfolio invests primarily in stocks, the Combined Portfolio is subject to the risks associated with stock investments, and the Combined Portfolio's share price therefore may fluctuate substantially. The Combined Portfolio's share price will be affected by changes in the stock markets generally, and

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
MFS Portfolio's assets in issuers in a single industry or sector. The MFS Portfolio may also invest up to 35% of its net assets in foreign securities.
MFS may engage in active and frequent trading in pursuing the MFS Portfolio's principal investment strategies.	Because the Acquiring Portfolio invests primarily in stocks, the Acquiring Portfolio is subject to the risks associated with stock investments, and the Acquiring Portfolio's share price therefore may fluctuate substantially. The Acquiring Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Acquiring Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Acquiring Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Acquiring Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Acquiring Portfolio's share price. The Acquiring Portfolio may at times invest significantly in certain sectors, such as the technology sector.
Other Investments:
In addition to investing in equity securities, the Acquiring Portfolio also may:
• invest up to 20% of its net assets in convertible securities;
• invest up to 10% of its net assets in rights or warrants;	factors specific to a company or an industry will affect the prices of particular stocks held by the Combined Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Combined Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Combined Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Combined Portfolio's share price. The Combined Portfolio may at times invest significantly in certain sectors, such as the technology sector.
The Portfolio will be managed by: Jennison, MFS, T Rowe Price and ClearBridge.
Jennison normally invests its segment of the Combined Portfolio's assets primarily in the equity and equity-related securities of large-capitalization companies.
Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
• invest up to 15% of its total assets in foreign securities;
• purchase and sell exchange-traded index options and stock index futures contracts; and
• write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
• invest in other investment companies.
The Acquiring Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

forecasts are important parts of the selection process for its segment of the Combined Portfolio. Securities in which Jennison invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Jennison segment of the Combined Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison's portfolio managers also focus on companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, superior management and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
MFS normally invests its segment of the Combined Portfolio's assets primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS focuses on investing its segment of the Combined Portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
While MFS may invest its segment of the Combined Portfolio's assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.
MFS may invest a portion of its segment of the Combined Portfolio's assets in foreign securities.
MFS normally invests its segment of the Combined Portfolio's assets across different industries and sectors, but MFS may invest a significant percentage of the Combined Portfolio's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Combined Portfolio.

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
T. Rowe Price invests its segment of the Combined Portfolio primarily in common stocks of large-cap companies. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price will generally look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
that gives them the ability to sustain earnings momentum even during times of slow economic growth. While the majority of the assets attributed to this investment category managed by T. Rowe Price will be invested in U.S. common stocks, assets may also be invested in foreign stocks. T. Rowe Price may also invest a portion of its segment of the Combined Portfolio in privately held companies and companies that only recently began to trade publicly.
In pursuing its investment objective, T. Rowe Price has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T.Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
ClearBridge invests its segment of the Combined Portfolio primarily in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The core holdings of the strategy are large-capitalization companies that

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
the subadviser believes to be dominant in their industries due to product, distribution or service strength. The subadviser emphasizes individual security selection while diversifying the strategy's investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. The portfolio managers may sell a security if it no longer meets the strategy's investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities.
ClearBridge will utilize its fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate

MFS Portfolio	Acquiring Portfolio	Combined Portfolio
governance. The choice of ESG factors for any particular company reflects the specific industry.
Other Investments:
In addition to investing in equity securities, the Combined Portfolio also may:
• invest up to 20% of its net assets in convertible securities;
• invest up to 10% of its net assets in rights or warrants;
• invest up to 15% of its total assets in foreign securities;
• purchase and sell exchange-traded index options and stock index futures contracts; and
• write covered exchange-traded call and put options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all purchased options, 10% of its total assets; and
• invest in other investment companies.
The Combined Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the MFS Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the MFS Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	No	Yes	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	Yes	No	No
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes

Principal Risks	MFS Portfolio	Acquiring Portfolio	Combined Portfolio
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of MFS Portfolio

A number of factors, including risk, can affect how the MFS Portfolio performs. The information below provides some indication of the risks of investing in the MFS Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the MFS Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 24.87% (2nd Quarter of 2020) WORST QUARTER: -15.73% (4th Quarter of 2018)

Average Annual Total Returns (as of 12/31/21)

	1 YEAR	5 YEARS	10 YEARS
MFS Portfolio	23.38%	24.25%	18.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about June 13, 2022, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 29.24% (2nd Quarter of 2020) WORST QUARTER: -13.74% (1st Quarter of 2020)

(1)  "Annual Returns," as presented, only reflect the performance of T. Rowe Price as the current subadviser to the Acquiring Portfolio. On or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment objective and investment strategies. In addition, effective on or about June 13, 2022, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Average Annual Total Returns (as of 12/31/21)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	17.11%	24.63%	20.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	28.70%	18.47%	16.54%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of T. Rowe Price as the current subadviser to the Acquiring Portfolio. On or about June 13, 2022, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment objective and investment strategies. In addition, effective on or about June 13, 2022, the Acquiring Portfolio will be renamed "AST Large-Cap Growth Portfolio."

Capitalizations of MFS Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of December 31, 2021: (i) the capitalization of the MFS Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	MFS Portfolio (audited)	Acquiring Portfolio (audited)	Adjustments			Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$1,155,788,585	$2,782,860,644	$			$3,938,649,229
Total shares outstanding	21,515,485	36,829,576		(6,219,183	)(a)	52,125,878
Net asset value per share	$53.72	$75.56	$			$75.56

(a)    Reflects the change in shares of the MFS Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the MFS Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the MFS Portfolio immediately prior to the Reorganization.

COMPARISON OF THE TARGET PORTFOLIOS,
ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio Before and After Reorganization

The following tables set forth, as of December 31, 2021: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (all Target Portfolios) as adjusted to give effect to the Reorganization.

	Jennison Portfolio (audited)	Loomis Portfolio (audited)	MFS Portfolio (audited)	Acquiring Portfolio (audited)	Adjustments			Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$994,273,635	$1,634,463,551	$1,155,788,585	$2,782,860,644	$			$6,567,386,415
Total shares outstanding	13,768,339	16,427,752	21,515,485	36,829,576		(1,625,211	)(a)	86,915,941
Net asset value per share	$72.21	$99.49	$53.72	$75.56	$			$75.56

(a)    Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIOS,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) Jennison as subadviser to the Jennison Portfolio and the Combined Portfolio, (iii) Loomis Sayles as subadviser to the Loomis Portfolio (iv) MFS as subadviser to the MFS Portfolio and the Combined Portfolio, (v) T. Rowe Price as subadviser to the Acquiring Portfolio and the Combined Portfolio, and (vi) ClearBridge as subadviser to the Combined Portfolio.

Investment Management Arrangements

The Portfolios are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of December 31, 2021, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $$373.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2021, ASTIS served as investment manager to certain Prudential U.S. and offshore open-end investment companies with aggregate assets of approximately $155.3 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolios and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolios and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolios or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolios or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolios or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios and the Acquiring Portfolio. The Jennison Portfolio is subadvised by Jennison. The Loomis Portfolio is subadvised by Loomis Sayles. The MFS Portfolio is subadvised by MFS. The Acquiring Portfolio is subadvised by T. Rowe Price. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio will be managed by ClearBridge, Jennison, MFS, and T. Rowe Price.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Jennison Portfolio and Combined Portfolio (Jennison Segment)

Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2021, Jennison managed in excess of $245.6 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

The Jennison portfolio managers who are jointly and primarily responsible for the day-to-day management of the Jennison Portfolio and the Jennison segment of the Combined Portfolio are Michael A. Del Balso, Kathleen A. McCarragher, Blair A. Boyer, Natasha Kuhlkin, CFA, and Rebecca Irwin.

Michael A. Del Balso is a Managing Director, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999. Prior to joining Jennison, Mr. Del Balso was a vice president and portfolio manager for four years at White, Weld & Company. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia University.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.

Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.

Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.

The portfolio managers for the Jennison Portfolio and the Jennison segment of the Combined Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Loomis Portfolio

Loomis, Sayles & Company, L.P. (Loomis Sayles). Loomis Sayles a registered investment adviser, is located at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC (formerly Natixis Investment Managers, L.P.). Natixis Investment Managers, LLC is a wholly owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. As of December 31, 2021, Loomis Sayles had approximately $363 billion in assets under management.

Aziz Hamzaogullari, CFA is the Chief Investment Officer and founder of the Growth Equity Strategies Team at Loomis Sayles. He is the portfolio manager of the Loomis Sayles large cap, global, international and all cap growth strategies, including the Loomis Sayles Growth, Global Growth and International Growth mutual funds and products outside the US. Mr. Hamzaogullari is also an Executive Vice President and a member of the firm's Board of Directors. Aziz joined Loomis Sayles in 2010 from Evergreen Investments ("Evergreen") where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Mr. Hamzaogullari was head of Evergreen's Berkeley Street Growth Equity team and was the founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. He has 27 years of investment industry experience. Mr. Hamzaogullari earned a BS from Bilkent University, Turkey, and an MBA from George Washington University. He is also a member of CFA Society Boston.

MFS Portfolio and Combined Portfolio (MFS Segment)

Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $692 billion as of December 31, 2021.

The MFS portfolio managers who are jointly and primarily responsible for the day-to-day management of the MFS Portfolio and the MFS segment of the Combined Portfolio are Eric Fischman, Paul Gordon and Bradford Mak.

Eric Fischman, an Investment Officer of MFS, is a co-manager of the MFS Portfolio. He has been employed in the investment area of MFS since 2000.

Paul Gordon, an Investment Officer of MFS, is a co-manager of the MFS Portfolio. He has been employed in the investment area of MFS since 2004.

Bradford Mak, an Investment Officer of MFS, is a co-manager of the MFS Portfolio. He has been employed in the investment area of MFS since 2010.

Each portfolio manager of the MFS Portfolio and the MFS segment of the Combined Portfolio is jointly and primarily responsible for the day-to-day management of the MFS Portfolio and the MFS segment of the Combined Portfolio, respectively.

Acquiring Portfolio and Combined Portfolio (T. Rowe Price Segment)

T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.69 trillion in assets as of December 31, 2021. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price manages the T. Rowe Price Portfolio and the T. Rowe Price segment of the Combined Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the T. Rowe Price Portfolio and the T. Rowe Price segment of the Combined Portfolio and works with the Committee in developing and executing the T. Rowe Price Portfolio's and the and the T. Rowe Price segment of the Combined

Portfolio's investment program. Taymour R. Tamaddon is the Investment Advisory Committee Member primarily responsible for the T. Rowe Price Portfolio and the and the T. Rowe Price segment of the Combined Portfolio.

Taymour R. Tamaddon is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price. He is the lead portfolio manager for the US Large-Cap Growth Equity Strategy in the US Equity Division. He is a vice president and Investment Advisory Committee member of the Health Sciences, Mid-Cap Growth, New America Growth, Growth Stock, Blue Chip Growth, and Capital Appreciation Funds and the Tax-Efficient Funds, Inc. He is also a vice president of the T. Rowe Price Institutional International Funds, Inc., and the T. Rowe Price International Funds, Inc. He joined the firm in 2004 after serving as a summer intern with T. Rowe Price in 2003, covering the eye care industry. Prior to this, Mr. Tamaddon was employed by Amazon.com in the areas of finance and merchandizing. He was also a consultant with Booz Allen and Hamilton, specializing in the energy industry. Mr. Tamaddon earned a BS in applied physics, cum laude, from Cornell University. He also holds an MBA from the Tuck School of Business at Dartmouth, where he was an Edward Tuck Scholar with high distinction. Mr. Tamaddon has also earned the Chartered Financial Analyst designation.

Combined Portfolio

ClearBridge Investments, LLC (ClearBridge). ClearBridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2021, ClearBridge's assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries) were approximately $208.3 billion, including $37.4 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

The ClearBridge portfolio managers who are jointly and primarily responsible for the day-to-day management of the ClearBridge segment of the Combined Portfolio are Peter Bourbeau and Margaret Vitrano.

Peter Bourbeau is a Managing Director and Portfolio Manager. Peter co-manages the Large Cap Growth and All Cap Growth strategy products. Peter joined predecessor firm Shearson Asset Management in 1991, and has 31 years of investment industry experience.

During his career, Peter has worked in trading, fund management, research, and investment marketing. A graduate of the University of Florida, Peter obtained his MBA from Fordham University.

Margaret Vitrano is a Managing Direcor and Portfolio Manager. Margaret co-manages the Large Cap Growth and All Cap Growth strategies. Margaret has 26 years of investment industry experience and joined a ClearBridge predecessor organization in 1997. Margaret is a member of the ClearBridge Management Committee.

From 2006-2009, Margaret served on the firm's 401(k) Investment Committee, which is responsible for choosing and overseeing investments for the firm's employee retirement plan. Prior to her role at ClearBridge, Margaret was a Research Analyst for the Consumer Discretionary sector at Citigroup.

Margaret earned her MBA from the Wharton School of the University of Pennsylvania and a BA in Public Policy Studies and Art History from Duke University.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of Jennison, Loomis Sayles, MFS, and T. Rowe Price to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Target Portfolios' and Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolios, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios and the Acquiring Portfolio are set forth below:

AST Jennison Large-Cap Growth Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST Loomis Sayles Large-Cap Growth Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST MFS Growth Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Large-Cap Growth Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $250 million of average daily net assets;

0.6525% on next $2.25 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets

The contractual investment management fee rate for the Acquiring Portfolio is not changing in connection with the Reorganizations. Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of December 31, 2021, the effective management fee rate for the Combined Portfolio would be 0.61% based on the revised contractual investment management fee rate of the Acquiring Portfolio. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of December 31, 2021, and assuming completion of the Reorganizations on that date and taking into account the revised management fee, the pro forma annualized total net operating expense ratio for the Combined Portfolio is lower than the annualized total net operating expense ratio of the Target Portfolios, and is expected to continue to be lower following completion of the Reorganizations.

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on March 4, 2022.. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting via remote communication at https://www.viewproxy.com/pru/Annuity/ broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting via remote communication at https://www.viewproxy.com/pru/Annuity/broadridgevsm/.

Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolios and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment companies registered with the SEC under the 1940 Act. Each of its series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolios are included in the prospectus and SAI for the Trust under file number 033-24962, dated April 26, 2021, and the portions of that prospectus and SAI relating to the Target Portfolios are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolios and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolios and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolios	Shares/Votes Outstanding
AST Jennison Large-Cap Growth Portfolio	13,307,174.279
AST Loomis Sayles Large-Cap Growth Portfolio	15,905,339.764
AST MFS Growth Portfolio	21,114,213.506
AST T. Rowe Price Large-Cap Growth Portfolio	36,038,251.436

As of the Record Date, all of the shares of the Target Portfolios and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolios or the Acquiring Portfolio.

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST Jennison Large-Cap Growth Portfolio	Advanced Series Trust AST Quantitative Modeling Portfolio Attn: Edward Campbell	655 Broad Street 17th Floor Newark NJ 07102	819768.798/6.16%
	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	6095614.51/45.81%
	PRUCO Life Insurance Company PLNJ Annuity Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	690286.819/5.19%
	Pru Annuity Life Assurance Corp PALAC—Annuity Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	1870356.913/14.06%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ 07102	2116679.441/15.91%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ 07102	1306046.376/9.81%

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST Loomis Sayles Large-Cap Growth Portfolio	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	4617396.935/29.03%
	Pru Annuity Life Assurance Corp PALAC—Annuity Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	8968678.549/56.39%
AST MFS Growth Portfolio	Advanced Series Trust AST Quantitative Modeling Portfolio Attn: Edward Campbell	655 Broad Street 17th Floor Newark NJ 07102	1055340.531/5.00%
	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	5644064.49/26.73%
	PRUCO Life Insurance Company PLAZ Life Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	2815033.982/13.33%
	Pru Annuity Life Assurance Corp PALAC—Annuity Attn: Separate Accounts	213 Washington St 7th Floor Newark NJ 07102-0000	5046632.797/23.90%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ 07102	3162949.203/14.98%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ 07102	1948160.57/9.23%
AST T. Rowe Price Large-Cap Growth Portfolio	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts	213 Washington St, 7th Floor Newark NJ 01102-0000	15929365.739/44.20%
	PRUCO Life Insurance Company PLAZ Life Attn: Separate Accounts	213 Washington St, 7th Floor Newark NJ 01102-0000	4967357.14/13.78%
	Pru Annuity Life Assurance Corp PALAC—Annuity Attn: Separate Accounts	213 Washington St, 7th Floor Newark NJ 01102-0000	8460251.234/23.48%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street 17th Floor Newark NJ 07102	1930518.696/5.36%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolios and Acquiring Portfolio for the fiscal ended December 31, 2021 are derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, the Trust's prior independent registered public accounting firm. The Trust's financial statements are included in the applicable annual reports to shareholders, which are available upon request.

	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$62.40	$40.50	$30.55		$31.05		$22.86
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.45)	(0.24)	(0.08)		(0.06)		(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.26	22.14	10.03		(0.44)		8.22
Total from investment operations	9.81	21.90	9.95		(0.50)		8.19
Capital Contributions	—	—	—	(b)(g)	—	(c)(g)	—
Net Asset Value, end of period	$72.21	$62.40	$40.50		$30.55		$31.05
Total Return(d)	15.72%	54.04%	32.60	%(h)	(1.61	)%(h)	35.83%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$994	$1,795	$1,255		$952		$1,152
Average net assets (in millions)	$1,303	$1,383	$1,147		$1,190		$789
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.98%	0.99%	0.99%		0.99%		0.99%
Expenses before waivers and/or expense reimbursement	0.99%	0.99%	0.99%		0.99%		0.99%
Net investment income (loss)	(0.67)%	(0.49)%	(0.22)%		(0.17)%		(0.12)%
Portfolio turnover rate(f)	42%	87%	44%		39%		61%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)  Does not include expenses of the underlying funds in which the Portfolio invests.

(f)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(g)  Amount rounds to zero.

(h)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

	AST Loomis Sayles Large-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$84.06	$63.87	$48.53		$49.87		$37.50
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.22)	(0.04)	0.18		0.16		0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	15.65	20.23	15.16		(1.52)		12.19
Total from investment operations	15.43	20.19	15.34		(1.36)		12.37
Capital Contributions	—	—	—	(b)(c)(d)	0.02	(d)	—
Net Asset Value, end of period	$99.49	$84.06	$63.87		$48.53		$49.87
Total Return(e)	18.36%	31.59%	31.63	%(f)	(2.69	)%(i)	32.99%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,634	$2,781	$2,899		$2,318		$2,954
Average net assets (in millions)	$2,124	$2,654	$2,708		$2,849		$2,679
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%		0.91%		0.91%
Expenses before waivers and/or expense reimbursement	0.97%	0.97%	0.97%		0.97%		0.97%
Net investment income (loss)	(0.24)%	(0.06)%	0.32%		0.31%		0.41%
Portfolio turnover rate(h)	4%	33%	13%		8%		13%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Amount rounds to zero.

(d)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Portfolio invests.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(i)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (2.73)%.

	AST MFS Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$43.54	$33.37	$24.22		$23.71		$18.14
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.28)	(0.15)	(0.08)		(0.06)		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.46	10.32	9.23		0.56		5.59
Total from investment operations	10.18	10.17	9.15		0.50		5.57
Capital Contributions	—	—	—	(b)(c)(d)	0.01	(c)	—
Net Asset Value, end of period	$53.72	$43.54	$33.37		$24.22		$23.71
Total Return(e)	23.38%	30.48%	37.78	%(f)	2.15	%(i)	30.71%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,156	$1,759	$1,393		$1,057		$1,217
Average net assets (in millions)	$1,358	$1,472	$1,282		$1,266		$1,097
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.96%	0.96%	0.97%		0.97%		0.99%
Expenses before waivers and/or expense reimbursement	0.98%	0.98%	0.98%		0.98%		0.99%
Net investment income (loss)	(0.59)%	(0.40)%	(0.28)%		(0.24)%		(0.11)%
Portfolio turnover rate(h)	15%	60%	15%		17%		29%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Portfolio invests.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(i)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 2.11%.

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$64.52	$46.15	$35.99		$34.65		$25.13
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.38)	(0.23)	(0.04)		0.04		(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.42	18.60	10.20		1.30		9.54
Total from investment operations	11.04	18.37	10.16		1.34		9.52
Capital Contributions	—	—	—	(b)(c)	—	(c)(d)	—
Net Asset Value, end of period	$75.56	$64.52	$46.15		$35.99		$34.65
Total Return(e)	17.11%	39.80%	28.23	%(f)	3.87	%(f)	37.88%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,783	$3,593	$2,939		$2,373		$2,622
Average net assets (in millions)	$3,128	$2,993	$2,768		$2,763		$2,257
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.88%	0.90%	0.90%		0.90%		0.92%
Expenses before waivers and/or expense reimbursement	0.93%	0.94%	0.94%		0.94%		0.94%
Net investment income (loss)	(0.54)%	(0.44)%	(0.09)%		0.11%		(0.08)%
Portfolio turnover rate(h)	16%	42%	28%		33%		41%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Amount rounds to zero.

(d)  Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio's tax status as a partnership.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Portfolio invests.

(h)  The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Summary Prospectus for the Acquiring Portfolio dated April 26, 2021, as supplemented on January 28, 2022.

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Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of, 2022. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be June 13, 2022 , or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the

Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2022], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Jennison Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Growth Portfolio

EXHIBIT B
TO PROSPECTUS/PROXY STATEMENT

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated April 25, 2022

655 Broad Street
Newark, New Jersey 07102
Reorganizations of AST Jennison Large-Cap Growth Portfolio, AST Loomis Sayles Large-Cap Growth Portfolio and AST MFS Growth Portfolio into the AST T. Rowe Price Large-Cap Growth Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST T. Rowe Price Large-Cap Growth Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolios, the “Portfolios”), a series of the Trust, dated April 25, 2022 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST Jennison Large-Cap Growth Portfolio	Jennison Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	Loomis Portfolio
AST MFS Growth Portfolio	MFS Portfolio

This SAI relates specifically to the proposed transfer of all of the Target Portfolios’ assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolios’ liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolios shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolios will constitute a vote in favor of the liquidation of the Target Portfolios and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of each Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to a Target Portfolio and its shareholders, is referred to herein as the “Reorganization,” and these transactions are collectively referred to herein as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolios and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolios and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in the SAI under file number 033-

24962, dated April 26, 2021 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 033-24962, relating to the Target Portfolios are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio for the fiscal year ended December 31, 2021, and the independent auditors’ report thereon, dated February 15, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Acquiring Portfolio for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 15, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Page No.
Investment Restrictions	S-4
Supplemental Financial Information	S-9
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-10

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolios and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the Jennison Portfolio

Under its fundamental investment restrictions, the Jennison Portfolio may not:

1)             Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Jennison Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2)             Underwrite securities issued by other persons, except to the extent that the Jennison Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Jennison Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Jennison Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Jennison Portfolio’s investment policies, or (ii) investing in securities of any kind.

5)             Make loans, except that the Jennison Portfolio may (i) lend portfolio securities in accordance with the Jennison Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Jennison Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6)             Purchase any security if, as a result, more than 25% of the value of the Jennison Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Jennison Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Jennison Portfolio.

If a restriction on the Jennison Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Jennison Portfolio assets invested in certain securities or other instruments, except for a change in average duration of the Jennison Portfolio’s investment portfolio, resulting from changes in the value of the Jennison Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the Jennison Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the Jennison Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Jennison Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the Loomis Portfolio

Under its fundamental investment restrictions, the Loomis Portfolio may not:

1)             Issue senior securities, except as permitted under the 1940 Act.

2)             (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Loomis Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Loomis Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Loomis Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3)             Underwrite securities issued by other persons, except to the extent that the Loomis Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Loomis Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Loomis Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Loomis Portfolio’s investment policies, or (ii) investing in securities of any kind.

6)             Make loans, except that the Loomis Portfolio may (i) lend portfolio securities in accordance with the Loomis Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Loomis Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7)             Purchase any security if, as a result, more than 25% of the value of the Loomis Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Loomis Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Loomis Portfolio.

If a restriction on the Loomis Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Loomis Portfolio’s investment portfolio, resulting from changes in the value of the Loomis Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Loomis Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Loomis Portfolio’s investments in loan participations and assignments.

Fundamental Investment Restrictions Applicable to the MFS Portfolio

Under its fundamental investment restrictions, the MFS Portfolio will not:

1)             Issue senior securities, except as permitted under the 1940 Act.

2)             (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the MFS Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the MFS Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the MFS Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3)             Underwrite securities issued by other persons, except to the extent that the MFS Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the MFS Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the MFS Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the MFS Portfolio’s investment policies, or (ii) investing in securities of any kind.

6)             Make loans, except that the MFS Portfolio may (i) lend portfolio securities in accordance with the MFS Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the MFS Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7)             Purchase any security if, as a result, more than 25% of the value of the MFS Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the MFS Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the MFS Portfolio.

If a restriction on the MFS Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the MFS Portfolio’s investment portfolio, resulting from changes in the value of the MFS Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the MFS Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the MFS Portfolio’s investments in loan participations and assignments.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

Under its fundamental investment restrictions, the Acquiring Portfolio will not:

1)             Issue senior securities, except as permitted under the 1940 Act.

2)             (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Acquiring Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Acquiring Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3)             Underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Acquiring Portfolio’s investment policies, or (ii) investing in securities of any kind.

6)             Make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Acquiring Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7)             Purchase any security if, as a result, more than 25% of the value of the Acquiring Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8)             With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on the Acquiring Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Acquiring Portfolio’s investment portfolio, resulting from changes in the value of the Acquiring Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Acquiring Portfolio’s investments in loan participations and assignments.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of each of the Target Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, is included in the “‘Comparison of Investment Management Fees and Total Fund Operating Expenses” sections of the Proxy Statement and Prospectus.

The Reorganizations will not result in a material change to each of the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolios is eligible to be held by the Acquiring Portfolio. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio's investment objective and strategies, in effect as of the date of the Reorganizations. Changes may be made to each of the Target Portfolios’ portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization in the ordinary course of business. The Manager has coordinated with the subadvisers to determine the amount of portfolio securities that would need to be sold in connection with the Reorganizations and Repositioning, and the Manager has concluded that it estimated that approximately 25% of the Target Portfolios’ securities would be sold.

There are no material differences in accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolio.

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreements for Combined Portfolio

The Manager has entered into subadvisory agreements with Clearbridge, Jennison, MFS, and T. Rowe Price pursuant to which PGIM Investments (and not the Combined Portfolio) will pay Clearbridge, Jennison, MFS, and T. Rowe Price the annualized fees shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate	Contractual Subadvisory Fee Rate (effective June 13, 2022)
T. Rowe Price Associates, Inc.*

Portfolio average daily net assets up to $100 million:
0.500% of average daily net assets to $50 million;
0.400% of average daily net assets over $50 million
Portfolio average daily net assets over $100 million and up to $1 billion:
0.400% of average daily net assets on all assets up to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.350% of average daily net assets over $500 million to $1 billion
When Portfolio average daily net assets exceed $1 billion:
0.300% of average daily net assets on all assets up to $3 billion;
0.275% of average daily net assets over $3 billion

Portfolio average daily net assets up to $100 million:
0.500% of average daily net assets to $50 million;
0.400% of average daily net assets over $50 million
Portfolio average daily net assets over $100 million and up to $1 billion:
0.400% of average daily net assets on all assets up to $250 million;
0.375% of average daily net assets over $250 million to $500 million;
0.350% of average daily net assets over $500 million to $1 billion
When Portfolio average daily net assets exceed $1 billion:
0.300% of average daily net assets on all assets up to $3 billion;
0.275% of average daily net assets over $3 billion

ClearBridge Investments, LLC	N/A

0.350% of average daily net assets to $100 million;
0.290% of average daily net assets over $100 million to $250 million;
0.270% of average daily net assets over $250 million to $500 million; and
0.230% of average daily net assets over $500 million.

Jennison Associates LLC	N/A	0.320% of average daily net assets to $300 million; and 0.250% of average daily net assets over $300 million.

Massachusetts Financial Services Company**	N/A

0.300% of average daily net assets to $500 million;
0.285% of average daily net assets over $500 million to $1 billion;
0.270% of average daily net assets over $1 billion to $1.5 billion; and
0.190% of average daily net assets over $1.5 billion.

*                 T. Rowe Price has agreed to aggregate assets managed using a similar large-cap growth strategy for purpose of calculating the effective fee. T. Rowe Price has agreed to voluntarily reduce its subadvisory fees by the below percentages based on the combined aggregate assets subadvised by T. Rowe Price across the existing T. Rowe Price sleeves and Portfolios:

Combined assets up to $20 billion:

2.5% up to $1 billion

5% next $1.5 billion

7.5% next $2.5 billion

10% next $5 billion

12.5% over $10 billion

Combined assets over $20 billion:

12.5% first $20 billion

15% next $10 billion

17.5% over $30 billion.

**          MFS has agreed to voluntarily reduce its subadvisory fees by the below percentages based on the combined aggregate assets subadvised by MFS across the existing MFS sleeves and Portfolios: 0% discount on first $5 billion, 5% from $5 to $7.5 billion, 7.5% from $7.5 to $10 billion, 10% from $10 to $20 billion, 15% from $20 to $30 billion, and 20% over $ 30 billion.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership— Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of December 31, 2021. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of December 31, 2021.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC (Strategic Investment Research Group)	Rick Babich	13/11,379,095,920	None	None	None
	Jeff Peasley	10/7,284,650,319	None	None	None
ClearBridge	Peter Bourbeau	17/$26,183	5/$6,492	$39,542	None
	Margaret Vitrano	17/$26,183	5/$6,492	$99,819	None
Jennison	Blair Boyer	15/$81,928,219,000 1/$14,965,937,000	8/$11,444,341,000	25/$8,757,380,000	Over $1,000,000

	Michael A. Del Balso	7/$19,723,669,000	5/$1,548,054,000	2/$465,668,000	Over $1,000,000
	Rebecca Irwin	14/$25,569,333,000	6/$4,628,629,000	3/$440,818,000	Over $1,000,000
	Natasha Kuhlkin, CFA	15/$65,241,334,000	11/$11,725,265,000	30/$3,808,615,000	Over $1,000,000
	Kathleen A. McCarragher	19/$84,507,996,000 1/$14,965,937,000	8/$11,519,428,000	10/$2,111,732,000	Over $1,000,000
MFS	Eric Fischman	11/$74.6 billion	6/$2.9 billion	26/$11.1 billion	None
	Paul Gordon	11/$74.6 billion	6/$2.9 billion	26/$11.1 billion	None
	Brad Mak	5/$54.9 billion	2/$1.7 billion	18/$9.7 billion	None
T. Rowe Price	Taymour R. Tamaddon	6/$32,105,523,609	69/$40,915,238,900	14/$5,652,814,423	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Investments LLC (“PGIM Investments”)

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

•                  Attract and reward highly qualified employees

•                  Align with critical business goals and objectives

•                  Link to the performance results relevant to the business segment and Prudential

•                  Retain top performers

•                  Pay for results and differentiate levels of performance

•                  Foster behaviors and contributions that promote Prudential’s success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

ClearBridge Investments, LLC (“ClearBridge” or the “firm”)

PORTFOLIO MANAGER COMPENSATION. ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Incentive Award

•                  ClearBridge’s Deferred Incentive Plan (“CDIP”) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•                  Franklin Resources Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•                  Franklin Resources Restricted Stock Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•                  Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•                  Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•                  Overall firm profitability and performance;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Contributions for asset retention, gathering and client satisfaction;

•                  Contribution to mentoring, coaching and/or supervising;

•                  Contribution and communication of investment ideas in ClearBridge’s Investment meetings and on a day to day basis; and

•                  Market compensation survey research by independent third parties.

POTENTIAL CONFLICTS OF INTEREST.

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Jennison Associates LLC (“Jennison”)

PORTFOLIO MANAGER COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

•                  One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.

•                  The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

•                  The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•                  Qualitative factors such as teamwork and responsiveness;

•                  Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and

•                  Historical and long-term business potential of the product strategies.

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•                  Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•                  Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•                  Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.

•                  Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•                  Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

•                  Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•                  Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

•                  Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts and between wrap fee program sponsors.

•                  Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•                  Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•                  Jennison has adopted a code of ethics and policies relating to personal trading.

•                  Jennison has adopted a conflicts of interest policy and procedures.

•                  Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

Massachusetts Financial Services Company (“MFS”)

PORTFOLIO MANAGER COMPENSATION. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:

I. Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

II. Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2021, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:

AST MFS Growth Portfolio

Portfolio Manager: Eric Fischman
Benchmark(s): Russell 1000® Growth Index

Portfolio Manager: Paul Gordon
Benchmark(s): Russell 1000® Growth Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.